UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

MODERNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code): (617) 714-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2020, Moderna, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”) to issue and sell 17,600,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, at a public offering price of $76.00 per share, in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-238467) (the “Registration Statement”) and the related prospectus, filed with the Securities and Exchange Commission (the “Offering”). In addition, the Company granted the Underwriter an option to purchase, for a period of 30 calendar days from May 18, 2020, up to an additional 2,640,000 shares of Common Stock. The Company estimates that the net proceeds from the Offering will be approximately $1.3 billion, or approximately $1.5 billion if the Underwriter exercises in full its option to purchase the additional shares of Common Stock, after deducting underwriting discounts and estimated offering expenses. All of the shares in the offering are being sold by the Company. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering is expected to close on or about May 21, 2020, subject to customary closing conditions. A copy of the legal opinion of Goodwin Procter LLP relating to the legality of the Common Stock sold is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On May 18, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 18, 2020, by and between Moderna, Inc. and Morgan Stanley & Co. LLC

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press Release issued by Moderna, Inc. on May 18, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020	MODERNA, INC.

	By:	/s/ Lori Henderson
Lori Henderson
General Counsel and Secretary